Exhibit 99.5

Second Quarter 2008 Portfolio Loan and Lease Stratifications

Second Quarter 2008 Portfolio Loan and Lease Stratifications:

Consumer

Brokered home equity - Includes retail brokered and HEA ($2.4 billion)

Combined loan-to-value (origination)

	<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida
Loans (% of total)	< 1%	1%	1%	< 1%	1%	3%
NPA + 90+ ratio	1.6%	0.0%	8.0%	28.8%	17.1%	10.2%
YTD NCO ratio	0.0%	4.4%	11.4%	28.5%	34.1%	17.2%
Michigan
Loans (% of total)	2%	2%	5%	4%	7%	20%
NPA + 90+ ratio	2.9%	1.7%	1.3%	3.9%	6.2%	3.7%
YTD NCO ratio	3.6%	2.9%	4.6%	3.9%	6.8%	4.9%
Other
Loans (% of total)	6%	9%	17%	11%	33%	77%
NPA + 90+ ratio	3.3%	0.1%	2.4%	4.5%	4.8%	3.6%
YTD NCO ratio	1.9%	1.8%	2.2%	3.9%	5.2%	3.6%
Total
Loans (% of total)	9%	12%	23%	15%	41%	100%
NPA + 90+ ratio	3.1%	0.5%	2.4%	4.8%	5.3%	3.8%
YTD NCO ratio	2.2%	2.1%	3.0%	4.4%	6.2%	4.3%

1sts
Loans (% of total)	4%	3%	2%	1%	3%	14%
NPA + 90+ ratio	1.6%	0.0%	7.4%	25.6%	8.7%	4.8%
YTD NCO ratio	3.2%	2.6%	3.0%	7.7%	4.9%	3.6%
2nds
Loans (% of total)	5%	9%	20%	15%	38%	86%
NPA + 90+ ratio	4.3%	0.6%	1.8%	4.1%	5.0%	3.6%
YTD NCO ratio	1.4%	2.0%	3.0%	4.3%	6.3%	4.5%
Total
Loans (% of total)	9%	12%	23%	15%	41%	100%
NPA + 90+ ratio	3.1%	0.5%	2.4%	4.8%	5.3%	3.8%
YTD NCO ratio	2.2%	2.1%	3.0%	4.4%	6.2%	4.3%

HE loans
Loans (% of total)	2%	3%	5%	3%	12%	26%
NPA + 90+ ratio	3.2%	0.5%	2.4%	4.2%	5.0%	3.7%
YTD NCO ratio	1.6%	3.1%	3.5%	4.6%	6.4%	4.9%
HELOCs
Loans (% of total)	7%	9%	18%	12%	29%	74%
NPA + 90+ ratio	3.1%	0.4%	2.3%	5.0%	5.5%	3.8%
YTD NCO ratio	2.3%	1.8%	2.9%	4.3%	6.1%	4.2%
Total
Loans (% of total)	9%	12%	23%	15%	41%	100%
NPA + 90+ ratio	3.1%	0.5%	2.3%	4.9%	5.3%	3.8%
YTD NCO ratio	2.2%	2.1%	3.0%	4.4%	6.2%	4.3%

< 660#
Loans (% of total)	< 1%	1%	1%	1%	1%	4%
NPA + 90+ ratio	10.8%	2.3%	10.1%	16.1%	12.6%	11.0%
YTD NCO ratio	14.9%	12.2%	8.7%	8.0%	12.7%	11.0%
660-689
Loans (% of total)	1%	1%	3%	2%	5%	12%
NPA + 90+ ratio	7.4%	0.4%	2.0%	9.6%	8.3%	6.3%
YTD NCO ratio	4.1%	3.4%	4.3%	8.2%	8.4%	6.7%
690-719
Loans (% of total)	1%	2%	4%	3%	10%	21%
NPA + 90+ ratio	4.8%	0.6%	2.6%	6.4%	5.9%	4.7%
YTD NCO ratio	2.0%	2.9%	3.8%	6.5%	8.6%	6.3%
720-749
Loans (% of total)	1%	3%	5%	4%	11%	23%
NPA + 90+ ratio	2.8%	0.7%	2.6%	3.4%	5.1%	3.7%
YTD NCO ratio	3.1%	2.2%	3.2%	3.8%	5.8%	4.4%
750+
Loans (% of total)	5%	6%	9%	6%	13%	39%
NPA + 90+ ratio	0.9%	0.1%	1.2%	1.9%	3.0%	1.7%
YTD NCO ratio	0.3%	0.6%	1.4%	2.0%	3.0%	1.8%
Total
Loans (% of total)	9%	12%	23%	15%	41%	100%
NPA + 90+ ratio	3.1%	0.5%	2.4%	4.8%	5.3%	3.8%
YTD NCO ratio	2.2%	2.1%	3.0%	4.4%	6.2%	4.3%

#	Includes relationship based and private client lending

Note: All consumer YTD net charge-off ratios throughout this document are calculated using second quarter end of period loan balances

Note: Percentages may not sum due to rounding

Direct home equity ($10.0 billion)

Combined loan-to-value (origination)

	<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida
Loans (% of total)	5%	2%	1%	< 1%	< 1%	8%
NPA + 90+ ratio	2.5%	0.0%	4.2%	13.5%	10.3%	3.0%
YTD NCO ratio	0.4%	2.3%	6.3%	4.3%	9.2%	2.0%
Michigan
Loans (% of total)	9%	5%	4%	2%	2%	22%
NPA + 90+ ratio	1.5%	0.3%	1.8%	5.3%	4.6%	1.9%
YTD NCO ratio	0.7%	1.3%	2.1%	3.3%	3.2%	1.6%
Other
Loans (% of total)	28%	15%	12%	5%	9%	70%
NPA + 90+ ratio	1.3%	0.1%	1.5%	4.6%	2.6%	1.5%
YTD NCO ratio	0.3%	0.6%	0.6%	0.9%	1.5%	0.6%
Total
Loans (% of total)	42%	21%	18%	7%	12%	100%
NPA + 90+ ratio	1.5%	0.1%	1.7%	5.2%	3.3%	1.7%
YTD NCO ratio	0.4%	0.8%	1.3%	1.6%	2.1%	0.9%

1sts
Loans (% of total)	16%	7%	3%	1%	1%	26%
NPA + 90+ ratio	0.6%	0.0%	1.8%	10.5%	5.2%	0.9%
YTD NCO ratio	0.4%	0.8%	1.2%	0.9%	1.8%	0.6%
2nds
Loans (% of total)	26%	15%	15%	7%	11%	74%
NPA + 90+ ratio	2.1%	0.2%	1.7%	4.7%	3.1%	2.0%
YTD NCO ratio	0.4%	0.9%	1.3%	1.7%	2.1%	1.1%
Total
Loans (% of total)	42%	21%	18%	7%	12%	100%
NPA + 90+ ratio	1.5%	0.1%	1.7%	5.2%	3.3%	1.7%
YTD NCO ratio	0.4%	0.8%	1.3%	1.6%	2.1%	0.9%

HE loans
Loans (% of total)	6%	3%	3%	1%	2%	16%
NPA + 90+ ratio	2.1%	0.3%	1.6%	5.1%	3.1%	2.1%
YTD NCO ratio	0.4%	0.9%	1.2%	1.6%	2.1%	1.0%
HELOCs
Loans (% of total)	35%	18%	15%	6%	10%	84%
NPA + 90+ ratio	1.4%	0.1%	1.8%	5.2%	3.3%	1.7%
YTD NCO ratio	0.4%	0.8%	1.3%	1.6%	2.1%	0.9%
Total
Loans (% of total)	42%	21%	18%	7%	12%	100%
NPA + 90+ ratio	1.5%	0.1%	1.7%	5.2%	3.3%	1.7%
YTD NCO ratio	0.4%	0.8%	1.3%	1.6%	2.1%	0.9%

< 660#
Loans (% of total)	2%	1%	1%	< 1%	1%	5%
NPA + 90+ ratio	5.3%	0.9%	6.5%	12.9%	10.8%	6.1%
YTD NCO ratio	1.3%	2.4%	2.8%	3.3%	4.5%	2.6%
660-689
Loans (% of total)	3%	2%	2%	1%	1%	8%
NPA + 90+ ratio	2.5%	0.3%	3.1%	13.1%	6.4%	4.0%
YTD NCO ratio	1.2%	2.8%	3.1%	3.0%	4.6%	2.8%
690-719
Loans (% of total)	5%	3%	3%	1%	2%	14%
NPA + 90+ ratio	1.9%	0.2%	2.6%	5.9%	4.4%	2.6%
YTD NCO ratio	0.5%	1.1%	2.1%	2.3%	3.0%	1.7%
720-749
Loans (% of total)	6%	4%	4%	2%	3%	18%
NPA + 90+ ratio	1.0%	0.2%	1.8%	5.3%	2.5%	1.7%
YTD NCO ratio	0.6%	1.3%	1.3%	1.6%	1.7%	1.2%
750+
Loans (% of total)	26%	12%	9%	3%	5%	55%
NPA + 90+ ratio	0.5%	0.0%	0.6%	2.2%	1.1%	0.6%
YTD NCO ratio	0.1%	0.3%	0.5%	0.8%	0.9%	0.4%
Total
Loans (% of total)	42%	21%	18%	7%	12%	100%
NPA + 90+ ratio	1.5%	0.1%	1.7%	5.2%	3.3%	1.7%
YTD NCO ratio	0.4%	0.8%	1.3%	1.6%	2.1%	0.9%

#	Includes relationship based and private client lending

Total home equity ($12.4 billion)

Combined loan-to-value (origination)

	<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Florida
Loans (% of total)	4%	1%	1%	< 1%	1%	7%
NPA + 90+ ratio	2.5%	0.0%	4.8%	16.3%	13.1%	3.7%
YTD NCO ratio	0.4%	2.5%	7.1%	8.7%	19.2%	3.4%
Michigan
Loans (% of total)	7%	4%	4%	2%	3%	22%
NPA + 90+ ratio	1.6%	0.4%	1.7%	4.9%	5.2%	2.2%
YTD NCO ratio	0.8%	1.4%	2.7%	3.5%	4.6%	2.2%
Other
Loans (% of total)	24%	14%	13%	6%	14%	71%
NPA + 90+ ratio	1.4%	0.1%	1.7%	4.5%	3.6%	2.0%
YTD NCO ratio	0.4%	0.7%	1.0%	1.9%	3.2%	1.3%
Total
Loans (% of total)	35%	20%	19%	9%	18%	100%
NPA + 90+ ratio	1.6%	0.2%	1.9%	5.1%	4.2%	2.1%
YTD NCO ratio	0.5%	1.0%	1.7%	2.5%	4.0%	1.6%

1sts
Loans (% of total)	13%	6%	3%	1%	1%	24%
NPA + 90+ ratio	0.6%	0.0%	2.9%	13.0%	6.9%	1.4%
YTD NCO ratio	0.5%	1.0%	1.5%	2.0%	3.3%	0.9%
2nds
Loans (% of total)	22%	14%	16%	8%	16%	76%
NPA + 90+ ratio	2.2%	0.2%	1.7%	4.5%	4.0%	2.4%
YTD NCO ratio	0.5%	1.0%	1.7%	2.6%	4.0%	1.8%
Total
Loans (% of total)	35%	20%	19%	9%	18%	100%
NPA + 90+ ratio	1.6%	0.2%	1.9%	5.1%	4.2%	2.1%
YTD NCO ratio	0.5%	1.0%	1.7%	2.5%	4.0%	1.6%

HE loans
Loans (% of total)	6%	3%	3%	2%	4%	18%
NPA + 90+ ratio	2.2%	0.3%	1.9%	4.8%	4.1%	2.6%
YTD NCO ratio	0.4%	1.3%	1.9%	2.8%	4.4%	2.1%
HELOCs
Loans (% of total)	30%	17%	16%	7%	13%	82%
NPA + 90+ ratio	1.5%	0.1%	1.9%	5.1%	4.2%	2.1%
YTD NCO ratio	0.5%	1.0%	1.6%	2.5%	3.8%	1.5%
Total
Loans (% of total)	35%	20%	19%	9%	18%	100%
NPA + 90+ ratio	1.6%	0.2%	1.9%	5.1%	4.2%	2.1%
YTD NCO ratio	0.5%	1.0%	1.7%	2.5%	4.0%	1.6%

< 660#
Loans (% of total)	2%	1%	1%	< 1%	1%	4%
NPA + 90+ ratio	5.8%	1.0%	7.4%	14.0%	11.4%	7.1%
YTD NCO ratio	2.5%	3.6%	4.3%	4.8%	7.2%	4.3%
660-689
Loans (% of total)	2%	2%	2%	1%	2%	9%
NPA + 90+ ratio	2.9%	0.3%	2.8%	11.8%	7.3%	4.6%
YTD NCO ratio	1.4%	2.9%	3.4%	4.9%	6.4%	3.9%
690-719
Loans (% of total)	4%	3%	3%	2%	4%	15%
NPA + 90+ ratio	2.2%	0.2%	2.6%	6.1%	5.2%	3.2%
YTD NCO ratio	0.7%	1.4%	2.4%	3.8%	5.6%	3.0%
720-749
Loans (% of total)	5%	3%	4%	2%	4%	19%
NPA + 90+ ratio	1.1%	0.2%	2.0%	4.7%	3.8%	2.2%
YTD NCO ratio	0.7%	1.4%	1.9%	2.4%	4.0%	2.1%
750+
Loans (% of total)	22%	11%	9%	4%	6%	52%
NPA + 90+ ratio	0.5%	0.1%	0.8%	2.1%	1.9%	0.8%
YTD NCO ratio	0.1%	0.3%	0.7%	1.2%	1.7%	0.6%
Total
Loans (% of total)	35%	20%	19%	9%	18%	100%
NPA + 90+ ratio	1.6%	0.2%	1.9%	5.1%	4.2%	2.1%
YTD NCO ratio	0.5%	1.0%	1.7%	2.5%	4.0%	1.6%

#	Includes relationship based and private client lending

Total residential mortgage ($9.9 billion)

	Florida	Michigan	Other	Total
Lots
Loans (% of total)	4%	1%	2%	7%
NPA + 90+ ratio	28.2%	7.8%	3.5%	19.2%
YTD NCO ratio	15.2%	1.3%	0.9%	9.8%
Residential construction
Loans (% of total)	1%	1%	3%	5%
NPA + 90+ ratio	6.1%	3.1%	2.5%	3.6%
YTD NCO ratio	1.6%	0.7%	1.2%	1.2%
Other non-owners occupied
Loans (% of total)	5%	< 1%	2%	8%
NPA + 90+ ratio	22.2%	26.7%	18.7%	21.3%
YTD NCO ratio	3.8%	17.4%	6.9%	5.3%
Owner occupied
Loans (% of total)	19%	12%	48%	80%
NPA + 90+ ratio	5.3%	7.3%	3.4%	4.5%
YTD NCO ratio	1.9%	1.8%	0.5%	1.0%
Total
Loans (% of total)	30%	14%	56%	100%
NPA + 90+ ratio	11.6%	7.5%	4.0%	6.8%
YTD NCO ratio	4.1%	2.0%	0.8%	2.0%

Total residential mortgage ($9.9 billion)

Loan-to-value (origination)

	<=70%	70.1-80%	80.1-90%	90.1-95%	95.1 +	Total
Lots
Loans (% of total)	1%	2%	1%	< 1%	3%	7%
NPA + 90+ ratio	24.8%	20.7%	22.7%	30.7%	13.3%	19.2%
YTD NCO ratio	13.3%	10.9%	7.4%	9.8%	8.9%	9.8%
Residential construction
Loans (% of total)	1%	2%	1%	1%	< 1%	5%
NPA + 90+ ratio	3.3%	2.6%	5.0%	1.1%	22.0%	3.6%
YTD NCO ratio	1.8%	0.9%	1.4%	1.1%	0.0%	1.2%
Other non-owners occupied
Loans (% of total)	2%	4%	2%	< 1%	1%	8%
NPA + 90+ ratio	12.2%	15.8%	32.2%	36.7%	45.0%	21.3%
YTD NCO ratio	1.8%	4.9%	3.2%	10.8%	22.7%	5.3%
Owner occupied
Loans (% of total)	22%	33%	7%	4%	13%	80%
NPA + 90+ ratio	1.8%	2.4%	8.7%	8.6%	10.6%	4.5%
YTD NCO ratio	0.2%	0.6%	1.6%	2.2%	2.5%	1.0%
Total
Loans (% of total)	26%	42%	11%	5%	16%	100%
NPA + 90+ ratio	3.3%	4.7%	13.5%	10.4%	12.3%	6.8%
YTD NCO ratio	0.9%	1.6%	2.5%	2.9%	4.2%	2.0%

Total residential mortgage ($9.9 billion)
FICO (origination)
	< 660#	660-689	690-719	720-750	750+	Total
Lots
Loans (% of total)	< 1%	1%	1%	1%	3%	7%
NPA + 90+ ratio	24.1%	18.7%	19.3%	16.6%	12.6%	19.2%
YTD NCO ratio	19.6%	11.1%	11.2%	8.9%	6.1%	9.8%
Residential construction
Loans (% of total)	< 1%	< 1%	1%	1%	2%	5%
NPA + 90+ ratio	4.3%	2.0%	4.3%	0.0%	0.6%	3.6%
YTD NCO ratio	9.8%	0.4%	2.0%	0.0%	0.0%	1.2%
Other non-owners occupied
Loans (% of total)	1%	1%	2%	2%	3%	8%
NPA + 90+ ratio	29.6%	21.5%	22.2%	14.7%	13.1%	21.3%
YTD NCO ratio	19.0%	8.8%	8.4%	10.3%	7.9%	5.3%
Owner occupied
Loans (% of total)	11%	9%	13%	14%	33%	80%
NPA + 90+ ratio	16.6%	7.9%	4.8%	2.9%	1.3%	4.5%
YTD NCO ratio	2.9%	1.4%	1.3%	0.8%	0.4%	1.0%
Total
Loans (% of total)	13%	11%	17%	18%	41%	100%
NPA + 90+ ratio	17.0%	9.1%	6.7%	4.4%	2.4%	6.8%
YTD NCO ratio	4.3%	2.5%	2.4%	1.8%	1.0%	2.0%

#	Loan with FICO < 660 include CRA and FHA/VA loans as well as relationship based and private client lending

Total auto ($8.4 billion)

FICO (origination)

	< 660	660-689	690-719	720-750	750+	Total
Auto/Van
Loans (% of total)	1%	5%	10%	9%	20%	46%
NPA + 90+ ratio	0.7%	0.6%	0.5%	0.4%	0.1%	0.3%
YTD NCO ratio	3.4%	3.0%	1.8%	1.4%	0.5%	1.4%
Small/Med SUV and Compact Pickup
Loans (% of total)	1%	3%	7%	6%	13%	29%
NPA + 90+ ratio	0.8%	0.8%	0.5%	0.3%	0.1%	0.3%
YTD NCO ratio	3.1%	2.7%	1.8%	1.2%	0.4%	1.3%
Large SUV/Full Size Pickup
Loans (% of total)	1%	3%	6%	5%	10%	25%
NPA + 90+ ratio	1.0%	1.0%	0.6%	0.4%	0.1%	0.5%
YTD NCO ratio	3.8%	3.0%	2.1%	1.6%	0.6%	1.6%
Total
Loans (% of total)	3%	12%	22%	20%	42%	100%
NPA + 90+ ratio	0.8%	0.8%	0.5%	0.4%	0.1%	0.4%
YTD NCO ratio	3.4%	2.9%	1.9%	1.4%	0.5%	1.4%

New
Loans (% of total)	1%	4%	9%	8%	20%	42%
NPA + 90+ ratio	0.7%	0.8%	0.5%	0.3%	0.1%	0.3%
YTD NCO ratio	3.4%	2.4%	1.5%	1.1%	0.4%	1.0%
Used
Loans (% of total)	2%	8%	13%	12%	22%	58%
NPA + 90+ ratio	0.8%	0.7%	0.5%	0.4%	0.2%	0.4%
YTD NCO ratio	3.5%	3.2%	2.1%	1.5%	0.6%	1.7%
Total
Loans (% of total)	3%	12%	22%	20%	42%	100%
NPA + 90+ ratio	0.8%	0.8%	0.5%	0.4%	0.1%	0.4%
YTD NCO ratio	3.4%	2.9%	1.9%	1.4%	0.5%	1.4%

<=100% advance rate
Loans (% of total)	2%	6%	11%	10%	27%	56%
NPA + 90+ ratio	0.5%	0.4%	0.3%	0.2%	0.1%	0.2%
YTD NCO ratio	2.6%	1.7%	0.8%	0.6%	0.2%	0.7%
>100% advance rate
Loans (% of total)	1%	6%	12%	10%	15%	44%
NPA + 90+ ratio	1.2%	1.2%	0.7%	0.6%	0.3%	0.6%
YTD NCO ratio	4.7%	4.3%	2.8%	2.1%	1.1%	2.4%
Total
Loans (% of total)	3%	12%	22%	20%	42%	100%
NPA + 90+ ratio	0.8%	0.8%	0.5%	0.4%	0.1%	0.4%
YTD NCO ratio	3.4%	2.9%	1.9%	1.4%	0.5%	1.4%

<=60 month term
Loans (% of total)	1%	3%	6%	5%	16%	32%
NPA + 90+ ratio	0.6%	0.4%	0.3%	0.2%	0.1%	0.2%
YTD NCO ratio	2.5%	1.9%	1.0%	0.7%	0.2%	0.8%
>60 month term
Loans (% of total)	2%	9%	17%	14%	26%	68%
NPA + 90+ ratio	1.0%	0.9%	0.6%	0.5%	0.2%	0.5%
YTD NCO ratio	4.1%	3.3%	2.1%	1.6%	0.7%	1.7%
Total
Loans (% of total)	3%	12%	22%	20%	42%	100%
NPA + 90+ ratio	0.8%	0.8%	0.5%	0.4%	0.1%	0.4%
YTD NCO ratio	3.4%	2.9%	1.9%	1.4%	0.5%	1.4%

	Consumer loans by vintage Mortgage				Home equity
	Lot	Resi Constr	Other non- owner occ’d	Owner occ’d	Brokerd	Direct	Auto	Card	Other	Total
2008
Loans (% of total, by loan type)	1%	18%	1%	10%	1%	9%	26%	11%	23%	13%
NPA + 90+ ratio	0.0%	2.9%	0.0%	0.1%	0.0%	0.0%	0.2%	0.3%	0.0%	0.2%
YTD NCO ratio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.2%	0.0%	0.0%
2007
Loans (% of total, by loan type)	7%	54%	10%	18%	14%	13%	31%	40%	28%	21%
NPA + 90+ ratio	6.2%	2.7%	11.7%	2.9%	1.4%	0.6%	0.4%	2.5%	0.0%	1.5%
YTD NCO ratio	0.4%	0.0%	2.4%	0.4%	3.7%	0.4%	2.1%	3.4%	1.1%	1.5%
2006
Loans (% of total, by loan type)	34%	17%	19%	15%	33%	15%	17%	12%	16%	17%
NPA + 90+ ratio	10.5%	9.1%	26.9%	6.6%	4.3%	2.3%	0.5%	4.1%	0.3%	4.3%
YTD NCO ratio	6.6%	3.7%	8.8%	1.5%	6.0%	1.5%	2.5%	6.9%	2.0%	3.0%
2005
Loans (% of total, by loan type)	45%	9%	39%	26%	26%	15%	18%	9%	18%	20%
NPA + 90+ ratio	27.4%	nm	22.3%	5.0%	3.8%	2.2%	0.3%	3.9%	0.2%	5.0%
YTD NCO ratio	15.2%	3.3%	4.6%	1.6%	3.9%	1.7%	1.3%	6.9%	0.8%	2.7%
2004 and prior
Loans (% of total, by loan type)	13%	2%	31%	31%	25%	48%	8%	28%	15%	29%
NPA + 90+ ratio	22.3%	10.4%	20.7%	5.2%	4.7%	2.0%	0.5%	3.2%	0.6%	3.7%
YTD NCO ratio	5.7%	13.5%	4.7%	0.9%	3.0%	0.9%	1.1%	7.3%	1.9%	1.5%
Total
Loans (% of total, by loan type)	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
NPA + 90+ ratio	19.2%	3.6%	21.3%	4.5%	3.8%	1.7%	0.4%	2.7%	0.2%	3.2%
YTD NCO ratio	9.8%	1.2%	5.2%	1.0%	4.3%	0.9%	1.4%	4.9%	1.1%	1.8%

Second Quarter 2008 Portfolio Loan and Lease Stratifications:

Commercial

Total Commercial loans ($52.0 billion)

	Florida	Michigan	Other	Total
C&I
Loans (% of total)	4%	9%	42%	56%
NPA ratio	3.0%	1.8%	1.2%	1.4%
YTD NCO ratio	1.8%	0.9%	1.0%	1.1%
Commercial mortgage
Loans (% of total)	4%	7%	14%	26%
NPA ratio	9.9%	3.9%	2.3%	4.0%
YTD NCO ratio	0.6%	1.6%	0.5%	0.9%
Commercial construction
Loans (% of total)	3%	2%	7%	12%
NPA ratio	14.5%	16.3%	4.8%	9.2%
YTD NCO ratio	4.7%	10.3%	1.9%	4.3%
Lease
Loans (% of total)	< 1%	< 1%	8%	8%
NPA ratio	0.0%	3.1%	0.3%	0.4%
YTD NCO ratio	0.0%	0.2%	0.2%	0.2%
Other
Loans (% of total)	< 1%	< 1%	-1%	-1%
NPA ratio	0.0%	0.0%	0.0%	0.0%
YTD NCO ratio	nm	0.0%	nm	nm
Total
Loans (% of total)	10%	20%	70%	100%
NPA ratio	8.7%	4.2%	1.7%	2.9%
YTD NCO ratio	2.1%	2.2%	0.9%	1.3%

Other non-owner occupied RE
Loans (% of total)	5%	6%	13%	24%
NPA ratio	14.5%	9.2%	3.8%	7.3%
YTD NCO ratio	2.8%	5.6%	1.1%	2.6%
Owner-occupied RE
Loans (% of total)	2%	4%	8%	13%
NPA ratio	2.6%	3.3%	2.0%	2.5%
YTD NCO ratio	0.1%	0.9%	0.5%	0.5%
C&I
Loans (% of total)	4%	9%	42%	56%
NPA ratio	3.0%	1.8%	1.2%	1.4%
YTD NCO ratio	1.8%	0.9%	1.0%	1.1%
Commercial lease
Loans (% of total)	< 1%	< 1%	8%	8%
NPA ratio	0.0%	3.1%	0.3%	0.4%
YTD NCO ratio	0.0%	0.2%	0.2%	0.2%
Other
Loans (% of total)	< 1%	< 1%	-1%	-1%
NPA ratio	0.0%	0.0%	0.0%	0.0%
YTD NCO ratio	nm	0.0%	nm	nm
Total
Loans (% of total)	10%	20%	70%	100%
NPA ratio	8.7%	4.2%	1.7%	2.9%
YTD NCO ratio	2.1%	2.2%	0.9%	1.3%

Homebuilders / developers (included in #’s above)
Loans (% of total)	2%	1%	3%	6%
NPA ratio	25.4%	22.3%	8.0%	16.6%
YTD NCO ratio	1.6%	13.7%	3.6%	5.4%

Total commercial loans ($52.0 billion)

	C&I	Commercial mortgage	Commercial construction	Commercial lease	Total
Other non-owner occupied RE
Loans (% of total)	—	15%	10%	—	24%
NPA ratio	—	5.5%	10.1%	—	7.3%
YTD NCO ratio	—	1.0%	5.0%	—	2.6%
Owner-occupied RE
Loans (% of total)	—	11%	2%	—	13%
NPA ratio	—	2.1%	4.4%	—	2.5%
YTD NCO ratio	—	0.5%	0.5%	—	0.5%
C&I
Loans (% of total)	54%	—	—	1%	56%
NPA ratio	1.5%	—	—	0.0%	1.4%
YTD NCO ratio	1.1%	—	—	0.0%	1.1%
Commercial lease
Loans (% of total)	—	—	—	8%	8%
NPA ratio	—	—	—	0.4%	0.4%
YTD NCO ratio	—	—	—	0.2%	0.2%
Other
Loans (% of total)	1%	< 1%	< 1%	-2%	-1%
NPA ratio	0.0%	nm	nm	0.0%	0.0%
YTD NCO ratio	0.0%	nm	nm	nm	nm
Total
Loans (% of total)	56%	26%	12%	7%	100%
NPA ratio	1.4%	4.0%	9.2%	0.5%	2.9%
YTD NCO ratio	1.1%	0.9%	4.3%	nm	1.3%

Homebuilders / developers (included in #’s above)
Loans (% of total)	1%	2%	3%	—	6%
NPA ratio	9.0%	18.3%	16.6%	—	16.6%
YTD NCO ratio	0.7%	2.3%	8.5%	—	5.4%

Total commercial loans ($52.0 billion)

	Residential raw land	Residential developed land	Residential vertical land	Commercial raw land	Commercial developed land	Other	Total
Other non-owner occupied RE
Loans (% of total)	2%	2%	4%	1%	1%	14%	24%
NPA ratio	15.7%	18.0%	8.6%	5.5%	5.5%	4.9%	7.3%
YTD NCO ratio	8.3%	3.5%	3.6%	1.8%	6.6%	1.2%	2.6%
Owner-occupied RE
Loans (% of total)	—	< 1%	1%	—	< 1%	13%	13%
NPA ratio	—	1.0%	12.5%	—	1.5%	2.1%	2.5%
YTD NCO ratio	—	0.0%	2.3%	—	0.0%	0.5%	0.5%
C&I
Loans (% of total)	< 1%	< 1%	1%	< 1%	< 1%	54%	56%
NPA ratio	1.6%	0.0%	4.4%	2.9%	2.6%	1.4%	1.4%
YTD NCO ratio	2.1%	0.0%	0.6%	0.4%	0.0%	1.1%	1.1%
Commercial lease
Loans (% of total)	—	—	—	—	—	8%	8%
NPA ratio	—	—	—	—	—	0.4%	0.4%
YTD NCO ratio	—	—	—	—	—	0.2%	0.2%
Other
Loans (% of total)	—	—	—	—	—	-1%	-1%
NPA ratio	—	—	—	—	—	na	na
YTD NCO ratio	—	—	—	—	—	na	na
Total
Loans (% of total)	2%	2%	5%	2%	1%	88%	100%
NPA ratio	15.0%	16.9%	8.1%	5.0%	5.1%	2.0%	2.9%
YTD NCO ratio	8.0%	3.2%	2.7%	1.6%	5.9%	1.0%	1.3%

Florida
Loans (% of total)	1%	1%	1%	< 1%	< 1%	7%	10%
NPA ratio	10.3%	35.4%	11.6%	7.1%	9.1%	5.9%	8.7%
YTD NCO ratio	2.8%	0.1%	1.3%	2.7%	7.8%	1.9%	2.1%
Michigan
Loans (% of total)	1%	< 1%	1%	< 1%	< 1%	17%	20%
NPA ratio	22.4%	9.6%	16.0%	7.4%	13.4%	2.6%	4.2%
YTD NCO ratio	15.8%	11.1%	8.0%	2.3%	22.2%	1.0%	2.2%
Other
Loans (% of total)	1%	1%	3%	1%	1%	64%	70%
NPA ratio	13.7%	4.1%	4.0%	3.3%	1.6%	1.4%	1.7%
YTD NCO ratio	6.8%	1.7%	0.6%	0.9%	1.2%	0.8%	0.9%
Total
Loans (% of total)	2%	2%	5%	2%	1%	88%	100%
NPA ratio	15.0%	16.9%	8.1%	5.0%	5.1%	2.0%	2.9%
YTD NCO ratio	8.0%	3.2%	2.7%	1.6%	5.9%	1.0%	1.3%

Homebuilders / developers (included in #’s above)
Loans (% of total)	2%	2%	2%	—	—	1%	6%
NPA ratio	15.0%	16.9%	11.6%	—	—	42.0%	16.6%
YTD NCO ratio	7.9%	3.9%	4.0%	—	—	1.6%	5.4%

Total commercial loans ($52.0 billion)

	C&I	Commercial mortgage	Commercial construction	Commercial lease	Total
Accommodation
Loans (% of total)	1%	1%	< 1%	< 1%	2%
NPA ratio	3.2%	5.5%	33.3%	0.0%	5.5%
YTD NCO ratio	0.8%	0.1%	0.0%	0.0%	0.5%
Auto manufacturing
Loans (% of total)	1%	< 1%	—	< 1%	1%
NPA ratio	0.3%	11.3%	—	0.8%	0.8%
YTD NCO ratio	nm	0.0%	—	0.9%	0.0%
Construction
Loans (% of total)	3%	2%	4%	< 1%	10%
NPA ratio	4.5%	8.2%	14.6%	0.1%	9.6%
YTD NCO ratio	0.8%	3.7%	8.0%	0.0%	4.6%
Finance & insurance
Loans (% of total)	5%	0%	< 1%	< 1%	5%
NPA ratio	1.0%	2.6%	0.0%	0.0%	1.0%
YTD NCO ratio	1.0%	nm	0.0%	0.0%	0.9%
Manufacturing
Loans (% of total)	11%	1%	< 1%	< 1%	13%
NPA ratio	0.8%	2.8%	0.0%	1.0%	1.0%
YTD NCO ratio	0.5%	2.0%	0.0%	0.2%	0.5%
Real estate
Loans (% of total)	5%	13%	5%	1%	24%
NPA ratio	2.3%	3.0%	6.2%	0.1%	3.5%
YTD NCO ratio	1.0%	0.3%	2.0%	0.1%	0.8%
Retail trade
Loans (% of total)	2%	1%	< 1%	< 1%	3%
NPA ratio	2.5%	2.6%	10.2%	1.0%	2.5%
YTD NCO ratio	0.7%	0.5%	1.3%	0.0%	0.6%
Auto retailers
Loans (% of total)	4%	1%	< 1%	< 1%	5%
NPA ratio	1.5%	0.5%	0.0%	0.0%	1.3%
YTD NCO ratio	0.8%	0.2%	0.0%	0.0%	0.7%
Wholesale trade
Loans (% of total)	4%	1%	1%	< 1%	6%
NPA ratio	0.7%	1.3%	1.6%	0.2%	0.9%
YTD NCO ratio	1.2%	0.0%	0.0%	0.0%	1.0%
Other
Loans (% of total)	20%	6%	1%	4%	31%
NPA ratio	1.2%	5.5%	6.9%	0.5%	2.1%
YTD NCO ratio	1.7%	1.2%	2.6%	nm	1.3%
Total
Loans (% of total)	56%	26%	12%	7%	100%
NPA ratio	1.4%	4.0%	9.2%	0.5%	2.9%
YTD NCO ratio	1.1%	0.9%	4.3%	nm	1.3%

Total commercial loans ($52.0 billion)

	Florida	Michigan	Other	Total
Accommodation
Loans (% of total)	< 1%	< 1%	1%	2%
NPA ratio	13.0%	3.3%	4.0%	5.5%
YTD NCO ratio	0.4%	0.8%	0.4%	0.5%
Auto manufacturing
Loans (% of total)	< 1%	1%	1%	1%
NPA ratio	0.0%	0.5%	1.1%	0.8%
YTD NCO ratio	0.0%	nm	0.2%	0.0%
Construction
Loans (% of total)	2%	2%	6%	10%
NPA ratio	13.4%	15.5%	6.2%	9.6%
YTD NCO ratio	7.7%	9.1%	1.9%	4.6%
Finance & insurance
Loans (% of total)	1%	1%	4%	5%
NPA ratio	0.0%	0.4%	1.2%	1.0%
YTD NCO ratio	2.6%	1.6%	0.5%	0.9%
Manufacturing
Loans (% of total)	< 1%	2%	10%	13%
NPA ratio	1.9%	1.3%	0.9%	1.0%
YTD NCO ratio	0.2%	0.7%	0.5%	0.5%
Real estate
Loans (% of total)	4%	7%	13%	24%
NPA ratio	9.7%	3.4%	1.6%	3.5%
YTD NCO ratio	1.1%	1.8%	0.2%	0.8%
Retail trade
Loans (% of total)	< 1%	1%	2%	3%
NPA ratio	1.0%	3.3%	2.5%	2.5%
YTD NCO ratio	0.4%	1.0%	0.5%	0.6%
Auto retailers
Loans (% of total)	< 1%	1%	4%	5%
NPA ratio	2.0%	1.6%	1.2%	1.3%
YTD NCO ratio	0.0%	0.8%	0.7%	0.7%
Wholesale trade
Loans (% of total)	< 1%	1%	5%	6%
NPA ratio	0.0%	0.5%	1.0%	0.9%
YTD NCO ratio	1.9%	0.4%	1.1%	1.0%
Other
Loans (% of total)	2%	5%	24%	31%
NPA ratio	9.5%	3.1%	1.1%	2.1%
YTD NCO ratio	0.9%	1.0%	1.4%	1.3%
Total
Loans (% of total)	10%	20%	70%	100%
NPA ratio	8.7%	4.2%	1.7%	2.9%
YTD NCO ratio	2.1%	2.2%	0.9%	1.3%

Cautionary Statement

This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments; (10) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of Fifth Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities; (18) difficulties in combining the operations of acquired entities; (19) inability to generate the gains on sale and related increase in shareholders’ equity that it anticipates from the sale of certain non-core businesses, (20) loss of income from the sale of certain non-core businesses could have an adverse effect on Fifth Third’s earnings and future growth (21) ability to secure confidential information through the use of computer systems and telecommunications networks; and (22) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the SEC's Web site at www.sec.gov or on the Fifth Third’s Web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.